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                                                                      EXHIBIT 11
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                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights", "Independent Auditors" and "Other Information", and to the use of our report dated January 29, 1997, in Post-Effective Amendment No. 6 under the Securities Act of 1933 and Post-Effective Amendment No. 7 under the Investment Company Act of 1940 to the Registration Statement (Form N-1A) and related Statement of Additional Information of Pacific Global Fund, Inc. dba Pacific Advisors Fund Inc.

                                                   /s/ Ernst & Young LLP

July 10, 1997





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